UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2006 (December 20, 2006)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Press Release of Psychiatric Solutions, Inc., dated December 21, 2006
Ex-99.2 Text of Slide Presentation

Item 1.01. Entry into a Material Definitive Agreement.
     On December 20, 2006, Psychiatric Solutions, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Panther Acquisition Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company (the “Merger Sub”), and Horizon Health Corporation, a Delaware corporation (“Horizon Health”), pursuant to which the Merger Sub will be merged with and into Horizon Health such that Horizon Health will become a wholly-owned subsidiary of the Company. The transaction is anticipated to be valued at $426 million, consisting of cash of $20 per outstanding share of Horizon Health common stock totaling $321 million and the assumption of Horizon Health’s outstanding debt.
     Horizon Health, headquartered in Lewisville, Texas and traded on the Nasdaq Global Select Market, owns or leases and operates 15 inpatient behavioral health facilities in 11 states, provides contract management services for behavioral health and physical rehabilitation clinical programs offered by acute care hospitals, and provides employee assistance programs to employers.
     Consummation of the merger, which is anticipated in the second quarter of 2007, is subject to customary closing conditions, including regulatory approvals and clearance under the Hart-Scott-Rodino Act, as well as approval by Horizon Health’s stockholders.
     On December 21, 2006, the Company issued a press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 21, 2006, representatives of the Company will hold a conference call to discuss the Horizon Health transaction. During the conference call, the representatives of the Company will discuss slides containing the information attached to this Form 8-K as Exhibit 99.2. The slides are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates them by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Form 8-K and furnishing this information, the Company makes no admission as to the materiality of the information included in the slides. The Company undertakes no duty or obligation to publicly update or revise the information included in the slides, although it may do so from time to time as the Company’s management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure. The Company will make copies of the slides available for viewing at the “Investors” section of its website located at www.psysolutions.com, although the Company reserves the right to discontinue that availability at any time.
     Some of the matters discussed in this Form 8-K (including Exhibits 99.1 and 99.2) may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the Company and its management. The Company’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, those factors set forth in the press release attached hereto as Exhibit 99.1 and the risk factors set forth in the Company’s filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of Psychiatric Solutions, Inc., dated December 21, 2006.

99.2	Text of Slide Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

Date: December 21, 2006	By:	/s/	Christopher L. Howard

Christopher L. Howard
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Press Release of Psychiatric Solutions, Inc., dated December 21, 2006.

99.2	Text of Slide Presentation.